The Commonwealth of Massachusetts
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                             ARTICLE OF ORGANIZATION
                              (Under G.L. Ch. 156B)
                                  Incorporators


    Name                                                   POST OFFICE ADDRESS
    ----
Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.


         Jane G. Hall                   Room 1500
                                        Gaston Snow & Ely Bartlett
                                        One Federal Street
                                        Boston, MA 02110



         The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):



         1.       The name by which the corporation shall be known is:

                  Pegasystems Inc.

         2.       The purpose for which the corporation is formed is as follows:

                  To provide consulting services including advice with respect to computers and computer programs or data; to engage in research, design, development, systems analysis, manufacture, purchase, import, export, license, distribution, repair maintenance and marketing of computer equipment, computer software, and related products and services; and in general to carry on any and all businesses and activities permitted to corporations organized under said Chapter 156B, as amended from time to time, wherever the same may lawfully be done.















Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follows:



================================================================================================================================
                              WITHOUT PAR VALUE                                    WITH PAR VALUE
    CLASS OF STOCK
                        --------------------------------------------------------------------------------------------------------
                               NUMBER OF SHARES            NUMBER OF SHARES            PAR VALUE                AMOUNT
- --------------------------------------------------------------------------------------------------------------------------------
       Preferred                                                                                                $
 ................................................................................................................................

 ................................................................................................................................
        Common                                                 300,000                   $.01                   $3,000
================================================================================================================================



         *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:


                  N/A


         *5. The restrictions, if any imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                  N/A



         *6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                  See Attached Pages 6A, 6B, 6C


















*If there are no provisions state "None".

                                                                              6A


         The following provisions are hereby established for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining or regulating the powers of the corporation, or of its directors or stockholders:

         The corporation may be partner in any business enterprise which the corporation has power to conduct by itself.

         Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the directors or as shall be stated in the call of the meeting.

         The by-laws may provide that the directors may make, amend or repeal the by-laws, in whole or in part, except with respect to any provision thereof which by law, by the articles of organization or by the by-laws requires action by the stockholders.

         Except as specifically authorized by statute, no stockholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

         The corporation may enter into contracts and otherwise transact business as vendor, purchaser or otherwise with its directors, officers and stockholders and with corporations, joint stock companies, trusts, firms and associations in which they are or may be or become interested as directors, officers, shareholders, members, trustees, beneficiaries or otherwise as freely as though such adverse interest did not exist even though the vote, action or presence of such director, officer or stockholder may be necessary to obligate the corporation upon such contract or transaction; and no such contract or transaction shall be avoided and not such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by him through any such contract or transaction by reason of such adverse interest not by reason of any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership; provided (in the case of directors and officers but not in the case of any stockholder who is not a director or officer of the corporation) the nature of the interest of such director or officer, though not necessarily

                                                                              6B

the details or extent thereof, be known by or disclosed to the directors. Ownership of or beneficial interest in a minority of the stock or securities of another corporation, joint stock company, trust, firm or association shall not be deemed to constitute an interest adverse to this corporation in such other corporation, joint stock company, trust, firm or association and need not be disclosed. A general notice that a director or officer of the corporation is interested in any corporation, joint stock company, trust firm or association shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with that corporation, joint stock company, trust, firm or association. In any event the authorization or ratifying vote of a majority of the capital stock of the corporation outstanding and entitled to vote passed at a meeting duly called and held for the purpose shall validate any such contract or transaction as against all stockholders of the corporation, whether of record or not at the time of such vote, and as against all creditors and other claimants, under the corporation, and no contract or transaction shall be avoided by reason of any provision of this paragraph which would be valid but for these provisions.

         The corporation shall, to the extent legally permissible, indemnify each of its directors and officers and persons who serve at its request as directors or officers of another organization in which it directly or indirectly owns shares or of which it is a creditor, against all liabilities (including expenses) imposed upon or reasonably incurred by him in connection with any action, suit or other proceeding in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his acts or omissions as such director or officer, unless in any proceeding he shall be finally adjudged not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation; provided, however, that such indemnification shall not cover liabilities in connection with any matter which shall be disposed of through a compromise payment by such director or officer, pursuant to a consent decree or otherwise, unless such compromise shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by a vote of the directors in which no interested director participates, or (b) by a vote or the written approval of the holders of a majority of the outstanding stock at the time having the right to vote for directors, not counting as outstanding any stock owned by any interested director or officer. Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification hereby provided shall not be exclusive of or

                                                                              6C

affect other rights to which any director or officer may be entitled.
As used in this paragraph, the terms "director" and "officer" include their respective heirs, executors and administrators, and an "interested" director or officer is one against whom as such the proceeding in question or another proceeding on the same or similar grounds is then pending.

         Indemnification of employees and other agents of the corporation (including persons who serve at its request as employees or other agents of another organization in which it owns shares or of which it is a creditor) may be provided by the corporation to whatever extent shall be authorized by the directors before or after the occurrence of any event as to or in consequence of which indemnification may be sought. An indemnification to which a person is entitled under these provisions may be provided although the person to be indemnified is no longer a director, officer, employee or agent of the corporation or of such other organization.

         The terms and conditions upon which a sale or exchange of all the property and assets, including the good will of the corporation, or any part hereof, is voted may include the payment therefor in whole or in part in shares, notes, bonds or other certificates of interest or indebtedness of any voluntary association, trust, joint stock company or corporation. Such vote or a subsequent vote may in the event of or in contemplation of proceedings for the dissolution of the corporation also provide, subject to the rights of creditors and preferred stockholders, for the distribution pro rata among the stockholders of the corporation, of the proceeds of any such sale or exchange whether such proceeds be in cash or in securities as aforesaid (at values to be determined by the directors).

         7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

         8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date (not more than 30 days after the date of filing).

         9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

                  a. The post office address of the initial principal office of the corporation of Massachusetts is:

                                    16 Winter Street #47A, Waltham, MA 02154

                  b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:



==========================================================================================================================
NAME                                     RESIDENCE                                POST OFFICE ADDRESS
- --------------------------------------------------------------------------------------------------------------------------
President:  Alan N. Trefler              16 Winter Street #47A                    16 Winter Street #47A
                                         Waltham, MA 02154                        Waltham, MA 02154
- --------------------------------------------------------------------------------------------------------------------------
Treasurer:  Alan N. Trefler              same as above                            same as above
- --------------------------------------------------------------------------------------------------------------------------
Clerk:      Alan N. Trefler              same as above                            same as above
- --------------------------------------------------------------------------------------------------------------------------
Assistant
   Clerk:   Donna M. Sherry              105 Thornberry Road                      One Federal Street
                                         Winchester, MA 01890                     Boston, MA 02110
- --------------------------------------------------------------------------------------------------------------------------
Director:  Alan N. Trefler               same as above                            same as above
==========================================================================================================================


                  c. The date initially adopted on which the corporation's fiscal year ends is:

                                        December 31

                  d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

                                        Third Tuesday in April

                  e. The name and business address of the resident agent, if any, of the corporation is:

                                        N/A

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 20th day of April, 1983.


                 [Signature of Jane G. Hall]
    ---------------------------------------------------------------------------



    ---------------------------------------------------------------------------



    ---------------------------------------------------------------------------



The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Article of Organization.

                        THE COMMONWEALTH OF MASSACHUSETTS



                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12
                     =======================================



         I hereby certify that, upon an examination of the within written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 21st day of April, 1983.




Effective date


                               /s/ Michael Joseph Connolly
                               MICHAEL JOSEPH CONNOLLY
                               Secretary of State












                PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT
                         TO BE FILLED IN BY CORPORATION



TO:

      Donna M. Sherry, Esq.
      Gaston Snow & Ely Bartlett
      One Federal Street
      Boston, MA 02110
Telephone:  426-4600


FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125.
General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.

                                            Copy Mailed

                        The Commonwealth of Massachusetts
JCM
- ---------
Examiner


                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


                    ARTICLES OF AMENDMENT               FEDERAL IDENTIFICATION
            General Laws, Chapter 156B, Section 72          NO. 04-2787865


I, Alan N. Trefler                                               , President and
                                                                       Clerk of
 PEGASYSTEMS INC.
- -------------------------------------------------------------------------------
                           (EXACT Name of Corporation)

located at: 101 Main Street, Cambridge, MA  02142
            -------------------------------------------------------------------
                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED: 3
         --

- ------------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)


- -------
Name
Approved



of the Articles of Organization were duly adopted by unanimous written consent dated December 9, 1994, by vote of:



   522,000    shares of   Common      out of  522,000    shares outstanding,
- ------------            --------------       -----------
                      type, class & series, (if any)

              shares of               out of             shares outstanding, and
- ------------            --------------       -----------
                      type, class & series, (if any)

              shares of               out of             shares outstanding,
- ------------            --------------       -----------
                      type, class & series, (if any)



CROSS OUT
INAPPLI-
CABLE
CAUSE

being at least a majority of each type, class or series outstanding and entitled to vote thereon:-1 being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:-2


                  Third:     The total number of shares of stock
                             which the Corporation shall have the
                             authority to issue is 9,000,000
                             shares of common stock, $.01 par value.


  C [ ]
  P [ ]
  M [ ]
R.A [ ]


1  For amendments adopted pursuant to Chapter 156B, Section 70.

2  For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


             WITHOUT PAR VALUE STOCKS                                                WITH PAR VALUE STOCKS

- ----------------------------------------------------        -----------------------------------------------------------------------
- ----------------------------------------------------        -----------------------------------------------------------------------
         TYPE                NUMBER OF SHARES                         TYPE               NUMBER OF SHARES           PAR VALUE
- ----------------------------------------------------        -----------------------------------------------------------------------
COMMON:                                                       COMMON:                 600,000                         $.01
 ....................................................        .......................................................................
 ....................................................        .......................................................................

- ----------------------------------------------------        -----------------------------------------------------------------------
PREFERRED:                                                    PREFERRED:
 ....................................................        .......................................................................
 ....................................................        .......................................................................
- ----------------------------------------------------        -----------------------------------------------------------------------


CHANGE the total authorized to:


             WITHOUT PAR VALUE STOCKS                                                WITH PAR VALUE STOCKS

- ----------------------------------------------------        -----------------------------------------------------------------------
- ----------------------------------------------------        -----------------------------------------------------------------------
         TYPE                NUMBER OF SHARES                         TYPE               NUMBER OF SHARES           PAR VALUE
- ----------------------------------------------------        -----------------------------------------------------------------------
COMMON:                                                       COMMON:                 9,000,000                       $.01
 ....................................................        .......................................................................
 ....................................................        .......................................................................
- ----------------------------------------------------        -----------------------------------------------------------------------
PREFERRED:                                                    PREFERRED:
 ....................................................        .......................................................................
 ....................................................        .......................................................................
- ----------------------------------------------------        -----------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:

- ------------------------------------------------------------------------------


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 24th day of December, in the year 1994.

                                                                      President
- ---------------------------------------------------------------------
Alan N. Trefler

                                                                      Clerk
- ----------------------------------------------------------------------
Alan N. Trefler

                        THE COMMONWEALTH OF MASSACHUSETTS




                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                  ============================================


         I hereby approve the within articles of amendment and, the filing fee in the amount of $8,400 having been paid, said articles are deemed to have been filed with me this 29th day of December, 1994.










                     [Signature of Michael Joseph Connolly]

                               MICHAEL J. CONNOLLY
                               Secretary of State
























TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:       Ira Vishner
          PEGASYSTEMS INC.
          101 Main Street, Cambridge, MA  02142

  Telephone:  (617) 374-9600

                        The Commonwealth of Massachusetts

- -----------
Examiner


                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                  ARTICLES OF AMENDMENT                 FEDERAL IDENTIFICATION
           General Laws, Chapter 156B, Section 72           NO. 04-2787865


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                               ----------------

I, Alan N. Trefler                                             , President and
   Alan N. Trefler                                                , Clerk of

                               Pegasystems Inc.
- -------------------------------------------------------------------------------
                              (Name of Corporation)

located at 875 Main Street, Cambridge, MA  02139
           --------------------------------------------------------------------


- ---------------
Name
Approved


do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on June 25, 1984, by vote of

   50,000     shares of  common stock  out of  50,000  shares outstanding,
- -------------           --------------        ---------
                       (Class of Stock)

              shares of               out of            shares outstanding, and
- -------------           --------------        ---------
                       (Class of Stock)

              shares of               out of            shares outstanding,
- -------------           --------------        ---------
                       (Class of Stock)



CROSS OUT
INAPPLICABLE
CLAUSE


                being at least a majority of each class outstanding and entitled to vote thereon:-1 two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:-2


         Third:     The total number of shares of stock
                    which the Corporation shall have
                    the authority to issue is 600,000
                    shares of common stock, $.01 par value.

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.



C [ ]
F [ ]
M [ ]


- ---------
P.C.


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- ------------------------------------------------------------------------------------------------------------
                                   NO PAR VALUE                    WITH PAR VALUE                 PAR
      KIND OF STOCK              NUMBER OF SHARES                 NUMBER OF SHARES               VALUE
- ------------------------------------------------------------------------------------------------------------
         COMMON                                                        300,000                   $.01
 ............................................................................................................
 ............................................................................................................

- ------------------------------------------------------------------------------------------------------------
        PREFERRED
 ............................................................................................................
 ............................................................................................................

- ------------------------------------------------------------------------------------------------------------




CHANGE the total to:


- ------------------------------------------------------------------------------------------------------------
                                   NO PAR VALUE                    WITH PAR VALUE                 PAR
      KIND OF STOCK              NUMBER OF SHARES                 NUMBER OF SHARES               VALUE
- ------------------------------------------------------------------------------------------------------------
         COMMON                                                        600,000                   $.01
 ............................................................................................................
 ............................................................................................................

- ------------------------------------------------------------------------------------------------------------
        PREFERRED
 ............................................................................................................
 ............................................................................................................

- ------------------------------------------------------------------------------------------------------------


         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 20th day of July, in the year 1984.


                               [Signature of Alan Trefler]           President


                               [Signature of Alan Trefler]            Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS




                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

         I hereby approve the within articles of amendment and, the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 26th day of July, 1984.











                     [Signature of Michael Joseph Connolly]
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
























                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
     J. Thomas Franklin
     Gaston Snow & Ely Bartlett
     One Federal Street, Boston, MA  02110

Telephone
                           Copy Mailed Aug. 15, 1984